Exhibit 99.1

ENER1

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management's expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: EnerDel's ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; EnerDel's ability to deliver prototype, production samples and finished product to electric vehicle customers; the estimated future sales for EnerDel's electric vehicle batteries; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1's history of operating losses, the lack of operating history for the development stage Ener1 businesses, the need for substantial additional capital, the dependency upon key personnel and other risks detailed in Ener1's annual report on Form 10-K as well as in its other filings from time to time with the Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward-looking statements included in this presentation. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ENER1

SYMBOL	NASDAQ : HEV
CORPORATE HQ	NEW YORK, NY
STOCK PRICE : 52 WEEK RANGE	$2.35 - $9.49
SHARES OUTSTANDING	117MM
MARKET CAPITALIZATION	$750MM
AVERAGE DAILY VOLUME	478,999
INSIDER AND MANAGEMENT OWNERSHIP	57%
INSTITUTIONAL OWNERSHIP	30%
EMPLOYEES	480
FISCAL YEAR	DECEMBER 31


ENER1
HEV

ENER1

EXPERIENCED MANAGEMENT TEAM

Charles Gassenheimer, Chairman & CEO Ener1

- Became Chairman Board 2006, CEO Ener1 2008
- Formerly Managing Director Satellite Asset Management, hedge fund $6 billion AUM
- Career background in operational and financial turnaround management services

Ulrik Grape, EVP Ener1 & CEO EnerDel

- >14 years experience lithium-ion battery technologies and industry
- Former executive at Danionics A/S (Denmark), international li-ion battery company

Naoki Ota, COO

- >18 years experience lithium-ion battery production and operations
- Formerly Snr. Manager of Technology Marketing for Hitachi Chemical Research Center

Dr. Cyrus Ashtiani, CTO EnerDel

- >20 years technical engineering experience, >13 years advanced battery systems
- Former Chairman USABC, 12 years DaimlerChrysler li-ion HEV battery division
- Holder 11 patents (8 for advanced battery systems), PhD electrical engineering

Gerard Herlihy, CFO

- >30 years experience financial and management experience
- Former CFO Williams Controls

OVER 300 YEARS OF LITHIUM-ION MANUFACTURING & ENGINEERING EXPERIENCE

Senior Management Members

- Ulrik Grape (CEO EnerDel, Ex-Danionics) 14 yrs
- Robert Kamischke (Controller, Ex-GM) 30 yrs
- JB Lee (President Enertech, Ex-SK) 10 yrs
- Naoki Ota (COO EnerDel, Ex-Quallion, Nagase) 18yrs

EnerDel Engineering Team Members

- Eizo Tsuchiya (President EnerDel Japan, Ex-TDK) 15yrs + 20 yrs (magnetic tape)
- Cyrus Ashtiani, Ph.D. (CTO, Ex-Chrystler, USABC) 11 yrs + 14yrs
- Hiroyuki Yumoto (Director, Ex-JSB, Quallion) 11 yrs
- Kazuhiro Shimizu (EnerDel, Japan Ex-Sanyo) 18yrs (formation)
- Taison Tan, Ph.D. (Manager, Ex-Quallion) 8 yrs
- Other Cell Engineering / R&D Team 20 yrs+

Enertech Engineering Team Members

- YJ Kim (Director, Ex-Saehan Media) 11 yrs + 11 yrs (magnetic tape)
- JH Lee (Manager, Ex-Saehan Media) 11 yrs + 9 yrs (magnetic tape)
- HS Lee (Senior Manager, Ex-Saehan Media,) 9 yrs + 15 yrs (magnetic tape)
- JK Jeong (Manager) 8 yrs
- GS Kim (Manager) 6 yrs
- Other Cell Engineering / R&D Team 70 yrs+

INVESTMENT HIGHLIGHTS

Strong Market Fundamentals	HEV, PHEV and EVs are estimated to account for approximately 30% of all light vehicles sold in the U.S. and Europe by 2020
Federal Funding Opportunities	ABMI: **ENER**DEL awarded $118.5MM (Aug '09) under $2bn grant program
	ATVMIP: $25 bn low interest loans for vehicle manufacturing
Strong Intellectual Property Portfolio	**ENER**DEL: 35 + issued U.S. patents, 9 foreign and over 60 pending U.S., PCT and international applications
	ENERTECH: 16 Korean patents, 4 international, 2 pending applications
Multiple Chemistries	Diverse applications including automotive, stationary and military
Total Systems Solution Provider	**ENER**DEL provides the complete battery solution: cells, modules and battery systems



MARKET ANALYSIS

Increase in federal support and industry commitment:

- Volatility in oil prices, drive to secure U.S. energy independence
- Federal support and initiatives to increase fuel efficiency and reduce carbon emissions
- Acceleration in commitment from key players in global auto industry

What does this mean for ENERDEL?

- Our internal model suggests total market demand for 100k EVs in 2010, 600k in 2011 and 1.3 M in 2012
- On planned capacity expansion, to be entirely sold out, ENERDEL would have to capture just 4.6% global end market demand in 2012

HEV, PHEV and EVs estimated to account for approximately 30% of all light vehicles sold in the U.S. and Europe by 2020


2%
20%
8%
70%
EV
HEV
PHEV
Non-Lithium Light Vehicles
U.S. 2020


5%
19%
5%
71%
EV
HEV
PHEV
Non-Lithium Light Vehicles
EUROPE 2020


3%
19%
6%
72%
EV
HEV
PHEV
Non-Lithium Light Vehicles
ASIA 2020



Estimated $70 bn market by 2020

EV: $29.6 bn **PHEV: $31.6 bn** **HEV: $8.8 bn**

FEDERAL FUNDING PROGRAMS

President Obama has a stated goal of placing one million PHEVs on U.S. roads by 2015

- Will require $20-40 bn of **domestically produced** U.S. batteries


ENERDEL
H240

- Plans to modernize entire fleet of federal vehicles
- CAFE standard to increase to 35.5 mpg by 2016

- **ENER1** is currently **the only** U.S. manufacturer of cell to system automotive grade lithium-ion batteries

ENER1



ABMI Advanced Battery Manufacturing Initiative

- $2 bn grant program for manufacturers of batteries, battery components and electric-drive
- **August 5, 2009, President Obama announces ENERDEL selected for an award of $118.5 MM in federal grants to ENERDEL**

ATVMIP Advanced Technology Vehicles Manufacturing Incentive Program

- Section 136 Energy Independence Act 2007 appropriates $25 bn in low interest loans

GLOBAL INFRASTRUCTURE BUILD AND CONSUMER INCENTIVES

- **Canada:** Tax credits of $3,600-$8,900 for PHEVs or BEVs; government to purchase up to 500 EVs for fleet conversion
- **Denmark:** No registration car tax, annual car tax, waives 180% tax for EVs; free parking for energy efficient cars
- **France:** €5000 cash back or 20% of retail price for EV purchases; ICEs emitting >180 g/km CO_2 taxed €1500-3500
- **Israel:** Tax EVs- 10%, HEVs- 30%, ICEs- 92%; 500,000 charging stations to be installed
- **Japan:** Postal fleet to be converted- 25% of 22,000 to EVs within next 5-10 yrs
- **The Netherlands:** Exemption from road tax and registration tax for Evs; 20% tax break for infrastructure development companies
- **Norway:** Exemption from registration car tax, VAT, annual car tax; free parking and use of bus lane for EVs
- **Portugal:** No road and vehicle taxes; income tax benefits up to €800; plan to create EV network by 2011: install 320 charging stations by 2010 to increase to 1300 by 2011
- **Spain:** €6000 cash back or 15% of retail price for EV purchases; €10 MM 2 year pilot fleet program with 2000 EVs



HEV, PHEV AND EV DEVELOPMENT PROGRAMS







Examples of industry HEV, PHEV, and EV programs

HEVs
- Audi A1 (2010)
- BMW 7 Series (2010)
- Honda Civic (Current)
- Mercedes S 400 (2009)
- Toyota Prius (Current)

PHEVs
- Fisker Karma (2009)
- Mitsubishi iMiEV (2010)
- Tesla Roadster (Current)
- Volvo V70 (2012)

EVs
- BMW Megacity (2012)
- BYD E6 (2009)
- Ford Focus (2011)
- Nissan Leaf (2011)
- Think City (Current)


ENERDEL

COMPETING TECHNOLOGIES



ENER1

TOYOTA PRIUS RETROFITTED WITH ENERDEL SOLUTION DECEMBER 2007


ENERDEL

Advantages of lithium-ion over incumbent nickel-metal hydride technology

50% reduction in size
50% reduction in weight

OR

2x available power
2x available density

= COST EFFICIENCY

Deutsche Bank Industry Report June 2008:

The lithium-ion battery share is expected to reach 30% in 2015 for mild and full hybrids, trending to 70% in 2020

PHEVs and EVs cannot be run on anything but lithium-ion at this time, so penetration rates are 100% from the beginning

The most mature large format lithium-ion cell for the EV/PHEV market

	HEV Chemistry		PHEV & EV Chemistry		
Electrode Group	Developmental (HEV)	Production (HEV)	Production *Power Derivative* (PHEV)	Production *High Energy* (EV)	Developmental (PHEV)
Cathode (+)	$LiMn_2O_4$ (LMO)	$LiMnO_4$ (LMO)	$LiNiCoMnO_2$ (Mixed Oxide)	$LiNiCoMnO_2$ (Mixed Oxide)	High Voltage Spinel
Anode (-)	Li_4TiO_{12} (LTO)	Hard Carbon	Hard Carbon Graphite	Hard Carbon Graphite	Li_4TiO_{12} (LTO)


ENERDEL
Not currently in scope
10 %
Pre cursors
20 %
Cell Materials
15 %
Electrodes
20 %
Cells
25 %
Battery Pack
10 %
Electronics
Recycling

ENERDEL's Cell to System Business Model Touches 70% of the Lithium-Ion Value Chain



ENERDEL AS COMPLETE SYSTEM SOLUTIONS PROVIDER: CELLS, MODULES & PACKS

ENERDEL's Lithium-Ion Energy Storage System Modular Design






ENERDEL

CELL

- Advanced Prismatic Design

MODULE

- High Performance Lithium-ion Cells
- Integrated Thermal Management
- Voltage & Temperature Monitoring

SYSTEM

Integration of Multiple Subsystems

- Battery
- BMS
- Software
- Mechanical
- Thermal

LARGE-SCALE MANUFACTURING CAPABILITY



CELL MANUFACTURING & SYSTEM INTEGRATION

Electrode "Coating" Process → **Cell Assembly** → **Final Assembly & Formation** → **Pack Assembly**

Electrode "Coating" Process
- Mixing
- ↓ Coating
- ↓ Calendering
- ↓ Slitting & Punching

Cell Assembly
- Electrode Stacking
- ↓ Laminate Assembly
- ↓ Electrolyte Filling
- ↓ Sealing

Final Assembly & Formation
- Final Cell Assembly
- ↓ Formation Process

Pack Assembly
- Cell Interconnect & Electronics
- ↓ Casing & Pack Assembly
- ↓ Final Test









CURRENT MANUFACTURING ASSETS: UNITED STATES AND KOREA



Indianapolis (IN), U.S.
92,000 square feet

current coating capacity to produce 300 million watt hours of electrodes x3 shifts

pack assembly plant in **Noblesville, IN**
31,000 square feet

Chungcheongbuk-do, Korea
150,000 square feet

current coating capacity to produce 300 million watt hours of electrodes x3 shifts, and assembly capacity 40 million watt hours battery cells

Coating Machine Capacity Critical Indicator of Cell Capacity
- Anticipated Shortage of Global Coating Capacity as Industry Scales Next Five Years

ENER1

CURRENT MANUFACTURING ASSETS: UNITED STATES AND KOREA (CONT.)

Our Indiana manufacturing plant is currently the most sophisticated facility in the U.S. for the production of large format lithium-ion battery systems. Our facilities produce the complete turn-key system with voltage and temperature sensing circuitry, circuit interrupts and safety devices, SOC and SOH estimation algorithms, active cell balancing electronics, battery management and control, communication systems, and are all production ready

Indiana, U.S.

with approx. $50 million additional cell production and pack assembly, can increase coating capacity to 600 million watt hours (30,000 EV or 300,000 HEV packs)

= At full capacity, potential for $450 million value battery pack sales

Chungcheongbuk-do, Korea

with approx. $20-30 million additional cell production, increase cell production capacity to produce 15,000 EV or 150,000 HEV packs

= At full capacity, potential for $250 million value battery pack sales


ENERDEL

TOTAL = At full capacity, potential for $700 million value battery pack sales

GLOBAL SUPPLY STRATEGY


ENER1/NYC, USA
ENERDEL/Indiana, USA
ENERDEL/Japan
ENERTECH/Korea
NANOENER/Florida, USA
ENERFUEL/Florida, USA



<u>Battery Pack Assy – Near the customer</u>
Lower Capital Investment
Logistics Save
JIT-WIP Save

<u>Cell Manufacturing</u>:
Global Footprint – North America, Asia and Europe (growth plan)

CUSTOMERS AND BUSINESS DEVELOPMENT


ENERDEL

CUSTOMERS AND PARTNERSHIPS

EnerDel has announced 6 out of 10 customers in its top ten focus list, meeting performance benchmark for 2009

Each announcement is the culmination of a 1-3 year development process

Existing top ten customers alone could potentially guide to $2 bn in revenues by 2015

ENER1

RECENT CUSTOMER ANNOUNCEMENTS

July 2009: **ENER**DEL and the Nissan Motor Co. will research electrical conductive material



July 2009: **ENER**1 & Think Selected for Japan Postal Service EV Conversion Program

July 2009: **ENER**DEL to Supply Lithium-Ion Batteries for Volvo's PHEV Demonstration Program

June 2009: **ENER**DEL Awarded $3.3 Million For Safety Research on Auto Lithium-ion Battery



May 2009: AC Transit Selects **ENER**DEL to Supply Batteries for Next-Generation Fuel Cell Buses; additional partners UTC and VanHool



May 2009: **ENER**DEL Signs Letter of Intent to Supply Lithium-Ion Batteries to Fisker Automotive

November 2008: **ENER**DEL and Kyushu Electric Power to Co-Develop Rapid Re-Charging Stations for Next-Generation Electric Vehicles

October 2008: **ENER**1 acquired **ENER**TECH International, a South Korean lithium-ion battery producer



October 2007: **ENER**DEL awarded Lithium Ion Battery Development and supply contract with Th!nk

ENER1

COLLECTIVE UNIT POTENTIAL FOR ANNOUNCED CUSTOMER PROGRAMS

Battery Type	Company/Region	Industry	Start of Production	Unit Potential
EV Pack	Think/Europe	Automotive	2009	2,000 units / year
HEV- Heavy Duty	AC Transit/North America	Automotive	2009	16 bus packs
PHEV	Fisker/North America	Automotive	2010	15,000 units / year
EV- Conversion	Japan Postal Fleet/Asia	Automotive	2009 (late)	12,500 units / year
PHEV, EV	Volvo/Europe	Automotive	2012	10,000 units / year
Electrolyte Only	Nissan/North America	Automotive	2009	Cell Development
HEV- Heavy Duty	North America	Automotive	2009	Development Program
HEV	North America	Military	2009 (mid)	Development Program
EV	North America	Automotive	2010 (late)	Supply Agreement
EV	Europe	Automotive	2012	10,000 units / year

ENER1

Think: announce details of new supply agreement and 2010 revenue opportunity

Fisker: enter into new supply agreement and 2010 revenue opportunity

Build on Relationships already established with brand OEMs e.g. Volvo, Nissan

Announce New Programs: grid storage and defense

ENER1

OTHER MARKET OPPORTUNITIES









Industrial:

- Grid Storage
- Mass Transit
- Consumer Products

Defense:

- Aviation
- Aerospace
- Military

KEY PARTNERS AND RELATIONSHIPS

U.S. Government Agencies	- Awarded $3.3 MM contract with DOE to develop technologies to eliminate overcharging li-ion cells Awarded $2.5 MM contract with DOE develop PHEV technology - Awarded $4.4 MM with DOD to develop high performance batteries for military and anode to increase battery lifespan - Awarded $6.5 MM for Phase II of USABC contract to develop HEV technology
ENER1 Strategic Relationships	- Some of EnerDel's technology was pioneered with the assistance of Argonne National Laboratory - Strategic relationship with ITOCHU, the largest global reseller of manufacturing equipment for lithium-ion batteries. ITOCHU also represents Ener1 as sales & marketing partner for Japanese market - Entered into an MOU with Kyushu to customize rapid recharging technology customized with EnerDel software
Key ENERTECH Business Relationships	SAMSUNG, RadioShack, MOTOROLA, DPS, Honeywell, psc, LTC Lithium Technology Corporation, Emerging Power, Purdue University Research & Development, ESN

U.S. DEPARTMENT OF ENERGY
U.S. DEPARTMENT OF DEFENSE
USABC
Argonne
ITOCHU
KYUSHU ELECTRIC POWER CO.,INC.

ENER1

FINANCIAL SUMMARY


ENER1
HEV
NASDA

ESTIMATED COST BREAK-DOWN FOR ENERDEL LITHIUM-ION CELLS AND BATTERY PACK SYSTEMS

CELL	CELL COST	AS % of PACK
MATERIAL	83%	59%
LABOR	12%	9%
OVERHEAD	5%	3%
TOTAL	100.0%	71%

PACK	PACK COST	AS % of PACK
MATERIAL	90%	26%
LABOR	7%	2%
OVERHEAD	3%	1%
TOTAL	100.0%	29%

SUMMARY OF CAPITALIZATION UNDER FEDERALLY BACKED GRANT & LOAN PROGRAMS

On August 5th, ENERDEL was selected for a $118.5MM grant award from the U.S. Department of Energy

The Grant is a 50 / 50 cost share.
Under this scenario, ENERDEL would contribute $118.5mm for a total project cost of $237mm.

The DOE is negotiating the combination of the Grant and the ATVM loan

On the ATVM front, we believe DOE is interested in financing ENERDEL to the capacity level where it can finance itself.
The loans and grants should easily finance our capacity expansion to the 2014-2015 timeframe.
Fully sold out, this planned capacity expansion equates to potential $1.7B in Revenue and $390MM EBITDA.
Total federal funding could exceed $400mm with a weighted average cost of capital under 5.0%.

ENER1

POTENTIAL REVENUE AND EBITDA MARGIN


1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Revenue ('000s)
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
EBITDA Margin
2010
2011
2012
2013
2014
Bear Case
Bull Case
Bear Margin
Bull Margin

* The above projections are based on various assumptions including the receipt of customer contract awards, and are subject to a number of risks and uncertainties including those contained in the safe harbor statement



Investor Relations Contact:

Rachel Carroll

P: 212 920 3500

1540 Broadway, Suite 25C, New York 10036

E: rcarroll@ener1.com